UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2005

GOLDEN PHOENIX MINERALS, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	0-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

1675 East Prater Way, #102 _____Sparks, Nevada_____ (Address of Principal Executive Offices)	89434 (Zip Code)

(775) 853-4919

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)         Effective December 31, 2005, William L. Thomas resigned for personal reasons as Chief Financial Officer of Golden Phoenix Minerals, Inc. (the "Company"). The Board of Directors of the Company is currently finalizing its selection of a successor Chief Financial Officer. The Company will make an appropriate announcement regarding the appointment of the successor Chief Financial Officer once the Board of Directors has completed its selection.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.,
a Minnesota corporation

Dated:	January 6, 2006	By: Kenneth S. Ripley

Kenneth S. Ripley

Chief Executive Officer

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